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                                                                    EXHIBIT 23.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 6, 2001 included in Cardinal Health, Inc.'s Form 8-K/A filed June 7, 2001, for the year ended June 30, 2000 and to all references to our firm included in this Registration Statement.




/s/ Arthur Andersen LLP
-----------------------
Columbus, Ohio
June 11, 2001